Global Structured Finance

BoAALT 2003-3
Fixed Rate Pool
Collateral Summary Report

1. General Pool Characteristics

Pool Size: $300,790,886.06
Loan Count: 2,023
Cut-off Date: 2003-04-01
Avg. Loan Balance: $148,685.56
Avg. Orig. Balance: $148,876.10
W.A. FICO*: 738
W.A. Orig. LTV: 68.21%
W.A. Cut-Off LTV: 68.13%
W.A. Gross Coupon: 6.2534%
W.A. Net Coupon: 5.9959%
W.A. Administration Fee: 0.2575%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 13.49%
% over 100 COLTV: 2.62%
% with PMI: 13.49%
W.A. MI Coverage: 27.64%
W.A. MI Adjusted LTV: 64.59%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.67%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

------------------------------------------------
Original Balance                        Percent
------------------------------------------------
*** 50,000.00                              2.13%
------------------------------------------------
50,000.01 - 150,000.00                    34.83
------------------------------------------------
150,000.01 - 250,000.00                   33.28
------------------------------------------------
250,000.01 - 350,000.00                   18.72
------------------------------------------------
350,000.01 - 450,000.00                    6.52
------------------------------------------------
450,000.01 - 550,000.00                    2.29
------------------------------------------------
550,000.01 - 650,000.00                    1.66
------------------------------------------------
650,000.01 - 750,000.00                    0.25
------------------------------------------------
950,000.01 - 1,050,000.00                  0.33
------------------------------------------------
Total:                                   100.00%
------------------------------------------------
Average: $148,876.10
Lowest: $19,000.00
Highest: $996,000.00

*** Less than or equal to




3. Cut-Off Balance

------------------------------------------------
Cut-Off Balance                         Percent
------------------------------------------------
*** 50,000.00                              2.13%
------------------------------------------------
50,000.01 - 150,000.00                    34.83
------------------------------------------------
150,000.01 - 250,000.00                   33.45
------------------------------------------------
250,000.01 - 350,000.00                   18.55
------------------------------------------------
350,000.01 - 450,000.00                    6.52
------------------------------------------------
450,000.01 - 550,000.00                    2.29
------------------------------------------------
550,000.01 - 650,000.00                    1.66
------------------------------------------------
650,000.01 - 750,000.00                    0.25
------------------------------------------------
950,000.01 - 1,050,000.00                  0.33
------------------------------------------------
Total:                                   100.00%
------------------------------------------------
Average: 148,685.56
Lowest: 18,982.82
Highest: 995,077.50

*** Less than or equal to

4. Lien Position

------------------------------------------------
Lien Position                           Percent
------------------------------------------------
1                                        100.00%
------------------------------------------------
Total:                                   100.00%
------------------------------------------------



5. Coupon

------------------------------------------------
Coupon                                  Percent
------------------------------------------------
5.126 - 5.250                              0.07%
------------------------------------------------
5.251 - 5.375                              0.43
------------------------------------------------
5.376 - 5.500                               0.4
------------------------------------------------
5.501 - 5.625                              0.06
------------------------------------------------
5.626 - 5.750                              2.83
------------------------------------------------
5.751 - 5.875                              6.79
------------------------------------------------
5.876 - 6.000                             16.15
------------------------------------------------
6.001 - 6.125                             11.08
------------------------------------------------
6.126 - 6.250                             22.98
------------------------------------------------
6.251 - 6.375                             16.15
------------------------------------------------
6.376 - 6.500                              12.3
------------------------------------------------
6.501 - 6.625                              4.02
------------------------------------------------
6.626 - 6.750                              3.53
------------------------------------------------
6.751 - 6.875                               2.5
------------------------------------------------
6.876 - 7.000                              0.42
------------------------------------------------
7.001 - 7.125                              0.21
------------------------------------------------
7.126 - 7.250                              0.02
------------------------------------------------
7.251 - 7.375                              0.01
------------------------------------------------
7.501 - 7.625                              0.04
------------------------------------------------
Total:                                   100.00%
------------------------------------------------
W.A.: 6.253
Lowest: 5.250
Highest: 7.625

6. Credit Score*

------------------------------------------------
Credit Score*                           Percent
------------------------------------------------
801 - 850                                  3.33%
------------------------------------------------
751 - 800                                 35.66
------------------------------------------------
701 - 750                                 42.92
------------------------------------------------
651 - 700                                 16.36
------------------------------------------------
601 - 650                                  1.73
------------------------------------------------
Total:                                   100.00%
------------------------------------------------
W.A.: 738
Lowest: 604
Highest: 837



7. PMI Providers

------------------------------------------------
PMI Providers                           Percent
------------------------------------------------
NONE                                      86.51%
------------------------------------------------
UNITED GUARANTY                            7.06
------------------------------------------------
GEMIC                                      4.06
------------------------------------------------
RMIC                                       1.62
------------------------------------------------
PMIC                                       0.59
------------------------------------------------
MGIC                                       0.14
------------------------------------------------
RADIAN GUARANTY                            0.02
------------------------------------------------
Total:                                   100.00%
------------------------------------------------

8. Product Type

------------------------------------------------
Product Type                           Percent
------------------------------------------------
30 YR FIXED                              98.02%
------------------------------------------------
25 YR FIXED                               1.65
------------------------------------------------
15 YR FIXED                               0.25
------------------------------------------------
27 YR FIXED                               0.05
------------------------------------------------
28 YR FIXED                               0.03
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



9. Loan Purpose

------------------------------------------------
Loan Purpose                           Percent
------------------------------------------------
C/O REFI                                 36.26%
------------------------------------------------
R/T REFI                                 34.53
------------------------------------------------
PURCHASE                                 29.22
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



10. Loan Type

------------------------------------------------
Loan Type                              Percent
------------------------------------------------
CONVENTIONAL                            100.00%
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



11. Property Type

------------------------------------------------
Property Type                         Percent
------------------------------------------------
SFR                                      63.14%
------------------------------------------------
Condo                                    10.78
------------------------------------------------
2-Family                                  8.97
------------------------------------------------
PUD Detach                                6.25
------------------------------------------------
4-Family                                  3.97
------------------------------------------------
3-Family                                  3.64
------------------------------------------------
PUD Attach                                2.71
------------------------------------------------
Townhouse                                 0.55
------------------------------------------------
Total:                                  100.00%
------------------------------------------------

12. Occupancy Status

------------------------------------------------
Occupancy Status                       Percent
------------------------------------------------
Investor                                 60.37%
------------------------------------------------
Primary                                  38.36
------------------------------------------------
Secondary                                 1.26
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



13. Documentation

------------------------------------------------
Documentation                          Percent
------------------------------------------------
Reduced                                  34.33%
------------------------------------------------
Stated                                   28.93
------------------------------------------------
Standard                                 21.39
------------------------------------------------
No Ratio                                  8.61
------------------------------------------------
Rapid                                     6.17
------------------------------------------------
All Ready Home                            0.57
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



14. State

------------------------------------------------
State                                  Percent
------------------------------------------------
California                               49.95%
------------------------------------------------
Florida                                   9.91
------------------------------------------------
Massachussetts                            2.92
------------------------------------------------
Texas                                     2.88
------------------------------------------------
Virginia                                  2.87
------------------------------------------------
Other                                    31.47
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



15. Zip Code

------------------------------------------------
Zip Code                               Percent
------------------------------------------------
92109                                     0.67%
------------------------------------------------
94122                                      0.6
------------------------------------------------
91103                                     0.44
------------------------------------------------
94015                                     0.44
------------------------------------------------
94086                                     0.43
------------------------------------------------
Other                                    97.42
------------------------------------------------
Total:                                  100.00%
------------------------------------------------

16. OLTV

------------------------------------------------
OLTV                                   Percent
------------------------------------------------
*** 20.00                                 0.58%
------------------------------------------------
20.01 - 25.00                             1.07
------------------------------------------------
25.01 - 30.00                             1.29
------------------------------------------------
30.01 - 35.00                             2.19
------------------------------------------------
35.01 - 40.00                             2.37
------------------------------------------------
40.01 - 45.00                             4.35
------------------------------------------------
45.01 - 50.00                              4.4
------------------------------------------------
50.01 - 55.00                             6.11
------------------------------------------------
55.01 - 60.00                                7
------------------------------------------------
60.01 - 65.00                             7.68
------------------------------------------------
65.01 - 70.00                              9.9
------------------------------------------------
70.01 - 75.00                            15.65
------------------------------------------------
75.01 - 80.00                            23.83
------------------------------------------------
80.01 - 85.00                             1.49
------------------------------------------------
85.01 - 90.00                             7.07
------------------------------------------------
95.01 - 100.00                             2.4
------------------------------------------------
**** 100.01                               2.62
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
W.A.: 68.21%
Lowest: 8.33%
Highest: 103.00%



17. Cut-Off LTV

------------------------------------------------
Cut-Off LTV                            Percent
------------------------------------------------
*** 20.00                                 0.58%
------------------------------------------------
20.01 - 25.00                             1.07
------------------------------------------------
25.01 - 30.00                             1.29
------------------------------------------------
30.01 - 35.00                             2.21
------------------------------------------------
35.01 - 40.00                             2.43
------------------------------------------------
40.01 - 45.00                              4.3
------------------------------------------------
45.01 - 50.00                             4.37
------------------------------------------------
50.01 - 55.00                             6.11
------------------------------------------------
55.01 - 60.00                                7
------------------------------------------------
60.01 - 65.00                             7.86
------------------------------------------------
65.01 - 70.00                             9.72
------------------------------------------------
70.01 - 75.00                            15.75
------------------------------------------------
75.01 - 80.00                            23.82
------------------------------------------------
80.01 - 85.00                             1.42
------------------------------------------------
85.01 - 90.00                             7.06
------------------------------------------------
95.01 - 100.00                             2.4
------------------------------------------------
****100.01                                2.62
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
W.A.: 68.13%
Lowest: 8.32%
Highest: 103.00%

*** means less than or equal to
**** means greater than or equal to

18. Delinquency*

------------------------------------------------
Delinquency*                           Percent
------------------------------------------------
0-29 days                               100.00%
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
* MBA method



19. Times 30 Days

------------------------------------------------
Times 30 Days                          Percent
------------------------------------------------
0                                        98.56%
------------------------------------------------
1                                         1.44
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



20. Prepay Penalty Flag

------------------------------------------------
Prepay Penalty Flag                    Percent
------------------------------------------------
N                                       100.00%
------------------------------------------------
Total:                                  100.00%
------------------------------------------------



21. Prepay Penalty Term

------------------------------------------------
Prepay Penalty Term                    Percent
------------------------------------------------
0                                       100.00%
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0



22. Buydown Agreement

------------------------------------------------
Buydown Agreement                      Percent
------------------------------------------------
N                                       100.00%
------------------------------------------------
Total:                                  100.00%
------------------------------------------------

23. Original Term

------------------------------------------------
Original Term                          Percent
------------------------------------------------
180                                       0.25%
------------------------------------------------
300                                       1.65
------------------------------------------------
324                                       0.05
------------------------------------------------
336                                       0.03
------------------------------------------------
360                                      98.02
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months



24. Scheduled Remaining Term

------------------------------------------------
Scheduled Remaining Term               Percent
------------------------------------------------
175 - 180                                 0.25%
------------------------------------------------
295 - 300                                 1.65
------------------------------------------------
301 - 342                                 0.08
------------------------------------------------
349 - 354                                 0.16
------------------------------------------------
355 - 360                                97.85
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
W.A.: 357.6 months
Lowest: 179 months
Highest: 360 months



25. Cut-Off Loan Age

------------------------------------------------
Cut-Off Loan Age                       Percent
------------------------------------------------
0                                        23.55%
------------------------------------------------
1-6                                      76.33
------------------------------------------------
7-12                                      0.12
------------------------------------------------
Total:                                  100.00%
------------------------------------------------
W.A.: 1.0 months
Lowest: 0 months
Highest: 8 months



Banc of America Securities LLC
FOR INTERNAL USE ONLY



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

    BoAALT 2003-3
    Fixed Rate Pool

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                            Number     Aggregate      Percent     Average                                 W.A.       W.A.
                             of         Current      of Loans     Original     W.A.     W.A.    W.A.    Original   Remaining    W.A.
                           Mortgage    Principal   by Principal  Principal    Gross     FICO  Original   Term to     Term to    Loan
Original Balance            Loans        Balance      Balance     Balance     Coupon   Score    LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
*** 50,000.00                  160    $  6,399,937     2.13%     $  40,089      6.36%   743     66.97%       359        358        1
------------------------------------------------------------------------------------------------------------------------------------
 50,000.01 - 150,000.00      1,078     104,758,882    34.83         97,301     6.291    741     68.08        358        357        1
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 250,000.00        517     100,113,484    33.28        193,883      6.23    735     68.68        359        358        1
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 350,000.00        194      56,296,321    18.72        290,595     6.209    737     69.67        360        359        1
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 450,000.00         50      19,619,137     6.52        392,872      6.25    736     63.63        353        352        1
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 550,000.00         14       6,875,012     2.29        491,536     6.388    729     71.24        360        359        1
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 650,000.00          8       4,986,262     1.66        623,813     6.124    738     63.71        360        359        1
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 750,000.00          1         746,773     0.25        747,500     6.125    695        65        360        359        1
------------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,050,000.00        1         995,078     0.33        996,000     6.375    701     53.84        360        359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,023    $300,790,886   100.00%     $ 148,876      6.25%   738     68.21%       359        358        1
------------------------------------------------------------------------------------------------------------------------------------

Average: $148,876.10
Lowest:  $ 19,000.00
Highest: $996,000.00

*** denotes less than or equal to

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                 Number        Aggregate       Percent     Average                                    W.A.          W.A.
                   of           Current        of Loans    Original      W.A.   W.A.      W.A.      Original      Remaining    W.A.
                Mortgage       Principal     by Principal  Principal    Gross   FICO    Original    Term to       Term to      Loan
Gross Coupon     Loans          Balance        Balance     Balance      Coupon  Score     LTV       Maturity      Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250            3    $    221,455      0.07%     $ 73,902       5.25%   760     77.27%        360             359      1
------------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375           12       1,302,201      0.43       108,677      5.375    731     50.57         360             359      1
------------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500           12       1,191,325       0.4        99,416        5.5    756     61.62         303             302      1
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625            3         193,324      0.06        64,480      5.625    726     83.75         360             359      1
------------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750           68       8,525,060      2.83       125,499       5.75    742     64.96         359             358      1
------------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875          121      20,412,838      6.79       168,853      5.875    734     66.81         359             358      1
------------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000          298      48,569,505     16.15       163,147          6    738      70.9         360             359      1
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125          200      33,336,265     11.08       166,833      6.125    740     71.07         358             357      1
------------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250          417      69,111,968     22.98       165,957       6.25    737     68.14         360             359      1
------------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375          324      48,578,585     16.15       150,098      6.375    735     68.67         358             356      1
------------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500          296      37,004,565      12.3       125,225        6.5    740     68.12         359             358      1
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625          100      12,104,205      4.02       121,213      6.625    737     65.46         359             358      1
------------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750           94      10,614,394      3.53       113,279       6.75    745     63.04         358             356      2
------------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875           52       7,522,533       2.5       144,874      6.875    727     61.87         358             357      2
------------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000           13       1,258,520      0.42        96,942          7    736     60.06         360             358      2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125            7         626,692      0.21        90,209      7.125    761     50.07         360             359      1
------------------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250            1          54,457      0.02        54,500       7.25    755     49.34         360             359      1
------------------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375            1          28,550      0.01        28,550      7.375    702     61.93         360             360      0
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 7.625            1         134,444      0.04       134,640      7.625    702     69.05         360             358      2
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,023    $300,790,886    100.00%     $148,876       6.25%   738     68.21%        359             358      1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.253%
Lowest: 5.250%
Highest: 7.625%

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate      Percent      Average                                    W.A.       W.A.
                        of         Current      of Loans     Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
                     Mortgage     Principal   by Principal   Principal     Gross     FICO   Original    Term to    Term to    Loan
Credit Score          Loans        Balance       Balance      Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
825 - 849                 9    $  1,078,574       0.36%     $120,460       6.37%     829     52.39%       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                83      10,148,608       3.37       122,471      6.271      807     56.28        359       357        1
------------------------------------------------------------------------------------------------------------------------------------
775 - 799               350      49,142,859      16.34       140,621      6.258      785     63.64        358       357        1
------------------------------------------------------------------------------------------------------------------------------------
750 - 774               404      58,798,880      19.55       145,699      6.249      762     69.05        358       357        1
------------------------------------------------------------------------------------------------------------------------------------
725 - 749               432      67,117,448      22.31       155,528      6.271      737     69.62        359       358        1
------------------------------------------------------------------------------------------------------------------------------------
700 - 724               393      63,487,397      21.11       161,711      6.227      712     70.54        359       358        1
------------------------------------------------------------------------------------------------------------------------------------
675 - 699               244      38,812,069       12.9       159,392       6.23      688     70.57        359       359        1
------------------------------------------------------------------------------------------------------------------------------------
650 - 674                66       7,583,259       2.52       114,981      6.316      664     66.38        359       359        1
------------------------------------------------------------------------------------------------------------------------------------
625 - 649                34       3,736,759       1.24       110,019       6.43      638     68.43        356       355        1
------------------------------------------------------------------------------------------------------------------------------------
600 - 624                 8         885,032       0.29       110,732      6.223      617     57.82        360       359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,023    $300,790,886     100.00%     $148,876       6.25%     738     68.21%       359       358        1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 738
Lowest: 604
Highest: 837

4. Index

------------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate       Percent     Average                                    W.A.       W.A.
                        of         Current       of Loans    Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
                     Mortgage     Principal    by Principal  Principal     Gross     FICO   Original    Term to    Term to    Loan
Index                 Loans        Balance        Balance     Balance     Coupon    Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
FIX                   2,023    $300,790,886     100.00%     $148,876       6.25%     738     68.21%       359       358        1
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,023    $300,790,886     100.00%     $148,876       6.25%     738     68.21%       359       358        1
------------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate       Percent     Average                                   W.A.        W.A.
                        of         Current       of Loans    Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
                     Mortgage     Principal    by Principal  Principal     Gross     FICO   Original    Term to    Term to    Loan
Loan Purpose          Loans        Balance        Balance     Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
C/O REFI                691    $109,052,925       36.26%    $157,989       6.27%     733     64.79%       359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
R/T REFI                716     103,861,517       34.53      145,265      6.263      739     60.16        358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                616      87,876,444       29.22      142,851      6.228      742     81.95        359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,023    $300,790,886      100.00%    $148,876       6.25%     738     68.21%       359       358        1
-----------------------------------------------------------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                      Number      Aggregate       Percent     Average                                    W.A.       W.A.
                        of         Current       of Loans    Original       W.A.     W.A.     W.A.     Original   Remaining   W.A.
                     Mortgage     Principal    by Principal  Principal     Gross     FICO   Original    Term to    Term to    Loan
Property Type         Loans        Balance        Balance     Balance     Coupon    Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                   1,310    $189,925,318       63.14%    $145,161       6.24%     735     69.46%       359       358        1
-----------------------------------------------------------------------------------------------------------------------------------
Condo                   254      32,421,054       10.78      127,777      6.263      744     69.11        357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
2-Family                181      26,968,590        8.97      149,170      6.304      746     64.44        357       356        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Detach              104      18,793,322        6.25      180,897      6.192      736     72.13        360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
4-Family                 52      11,934,192        3.97      229,836      6.293      745        56        358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
3-Family                 47      10,939,215        3.64      233,065      6.371      740     56.69        358       357        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Attach               63       8,144,589        2.71      129,769      6.248      744     70.04        358       358        1
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                12       1,664,606        0.55      138,876       6.03      744     78.57        360       359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,023    $300,790,886      100.00%    $148,876       6.25%     738     68.21%       359       358        1
-----------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Occupancy Status             Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Investor                     1,410   $181,594,325     60.37%    $128,964     6.30%    741     63.28%       358         357       1
------------------------------------------------------------------------------------------------------------------------------------
Primary                        586    115,393,181     38.36      197,147    6.176     731     75.97        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Secondary                       27      3,803,380      1.26      141,056    6.253     738     68.07        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,023   $300,790,886    100.00%    $148,876     6.25%    738     68.21%       359         358       1
------------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Geographic Distribution      Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                     789   $150,246,542     49.95%    $190,683     6.25%    740     62.21%       358         357       1
------------------------------------------------------------------------------------------------------------------------------------
Florida                        296     29,795,045      9.91      100,780    6.276     732     75.85        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts                  36      8,785,006      2.92      244,288    6.281     735     63.42        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Texas                           73      8,650,738      2.88      118,627    6.223     733     77.17        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Virginia                        75      8,644,990      2.87      115,383    6.364     731     71.79        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Arizona                         71      8,063,000      2.68      113,712    6.295     735      75.3        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
Maryland                        48      6,941,878      2.31      145,170    6.257     738      76.3        350         349       1
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                  49      6,395,093      2.13      130,634    6.212     730     80.17        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Illinois                        34      5,664,830      1.88      166,737    6.184     729     72.35        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Washington                      37      5,559,743      1.85      150,424    6.137     737     71.97        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Nevada                          48      5,502,914      1.83      114,807     6.32     743      74.4        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Georgia                         53      5,470,860      1.82      103,298     6.27     725     73.47        357         356       1
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    40      5,105,677       1.7      127,727    6.249     737     76.37        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Missouri                        53      4,811,769       1.6       90,884     6.36     733     79.92        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                  43      4,368,302      1.45      101,793    6.256     735     73.29        344         344       1
------------------------------------------------------------------------------------------------------------------------------------
Colorado                        25      4,329,374      1.44      173,339    6.144     742     67.68        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
New York                        18      3,593,153      1.19      199,782    6.284     740     69.58        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                      19      2,386,246      0.79      125,734     6.13     726     71.91        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                       13      2,268,318      0.75      174,700    6.178     740     73.74        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Kansas                          19      2,199,788      0.73      115,896    6.194     745     75.44        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Other                          184     22,007,619      7.32      119,734    6.219     741     75.03        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,023   $300,790,886    100.00%    $148,876     6.25%    738     68.21%       359         358       1
------------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
County Distribution          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    178   $ 32,678,868     10.86%    $183,772     6.26%    738     65.92%       356         355       1
------------------------------------------------------------------------------------------------------------------------------------
ORANGE                          92     17,744,681       5.9      193,382    6.239     737     63.69        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                       85     16,305,988      5.42      191,993    6.207     738     60.57        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                     47     12,589,545      4.19      268,240    6.298     752     55.11        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                         40      8,233,074      2.74      206,044    6.219     743     59.83        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                   26      7,981,435      2.65      307,503    6.214     748     50.19        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
MARICOPA                        55      6,576,782      2.19      119,738    6.292     732        74        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                       26      5,706,352       1.9      219,820    6.264     748     47.75        357         355       2
------------------------------------------------------------------------------------------------------------------------------------
MIDDLESEX                       25      5,704,086       1.9      228,392    6.277     735     59.34        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
BROWARD                         39      5,035,156      1.67      129,324    6.278     735      77.1        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
Other                        1,410    182,234,919     60.59      129,401    6.255     736     72.28        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,023   $300,790,886    100.00%    $148,876     6.25%    738     68.21%       359         358       1
------------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Original LTV                 Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                     1   $     88,431      0.03%    $ 88,600     6.25%    810      8.33%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                    3        217,034      0.07       72,408    6.653     791     12.73        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                   14      1,438,317      0.48      102,908     6.23     779      17.9        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                   31      3,226,504      1.07      104,241    6.264     755        23        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                   27      3,884,360      1.29      144,032    6.334     749     27.67        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                   50      6,583,683      2.19      131,859    6.252     754     32.78        359         357       1
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                   51      7,117,353      2.37      139,734    6.319     757     37.41        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                   94     13,078,873      4.35      139,683     6.27     750     42.59        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                   91     13,244,868       4.4      145,807    6.311     744     47.99        359         357       1
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                  105     18,383,093      6.11      175,308    6.293     744     52.98        355         354       1
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                  134     21,044,132         7      157,200    6.247     735     57.73        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                  140     23,096,416      7.68      165,152     6.21     739     62.91        357         356       1
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                  179     29,772,286       9.9      166,477    6.247     735     68.09        358         357       1
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                  299     47,087,317     15.65      157,623     6.23     732     73.46        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                  491     71,678,256     23.83      146,167    6.258     731     79.39        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                   32      4,472,189      1.49      139,940    6.306     723     83.43        359         358       1
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                  163     21,266,821      7.07      130,621    6.298     736     89.71        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                  54      7,227,710       2.4      133,971    6.092     746     99.92        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
over 100.01                     64      7,883,242      2.62      123,399    6.192     749    102.62        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,023   $300,790,886    100.00%    $148,876     6.25%    738     68.21%       359         358       1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 68.21%
Lowest: 8.33%
Highest: 103.00%

11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                             Number    Aggregate     Percent     Average                                  W.A.        W.A.
                              of        Current     of Loans    Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                            Mortgage   Principal  by Principal  Principal   Gross    FICO    Original    Term to     Term to   Loan
Original Term                Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
180                              2   $    750,637      0.25%    $376,000     5.81%    749     67.15%       180         179       1
------------------------------------------------------------------------------------------------------------------------------------
300                             44      4,972,606      1.65      113,128    6.358     738     61.27        300         299       1
------------------------------------------------------------------------------------------------------------------------------------
324                              1        161,807      0.05      162,000     6.25     789     52.77        324         323       1
------------------------------------------------------------------------------------------------------------------------------------
336                              1         80,713      0.03       80,800    6.375     802      56.5        336         335       1
------------------------------------------------------------------------------------------------------------------------------------
360                          1,975    294,825,123     98.02      149,470    6.253     737     68.34        360         359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,023   $300,790,886    100.00%    $148,876     6.25%    738     68.21%       359         358       1
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.5 months
Lowest: 180 months
Highest: 360 months





Banc of America Securities LLC
FOR INTERNAL USE ONLY


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